SCHEDULE 14A INFORMATION
           Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934

Filed by the Registrant  [X]
Filed by a Party other than the Registrant  [  ]

Check the appropriate box:
[ ]  Preliminary Proxy Statement      [ ]  Confidential, for Use of the
                                           Commission Only (as permitted by Rule
[X]  Definitive Proxy Statement            14a-6(e)(2))
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                 DIVALL INCOME PROPERTIES 3 LIMITED PARTNERSHIP
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[ ]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and O-11.

     1) Title of each class of securities to which transaction applies:
        ------------------------------------------------------------------------
     2) Aggregate number of securities to which transaction applies:
        ------------------------------------------------------------------------
     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule O-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
        ------------------------------------------------------------------------
     4) Proposed maximum aggregate value of transaction:
        ------------------------------------------------------------------------
     5) Total fee paid:
        ------------------------------------------------------------------------
[X]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule O-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1) Amount Previously Paid:  $696.00
     2) Form, Schedule or Registration Statement No.:  Schedule 14A
     3) Filing Party:  Divall Income Properties 3 Limited Partnership
     4) Date Filed:  June 25, 2002

                                  June 25, 2002


         RE:      Request for Consent of Limited Partners
         DiVall Income Properties 3 Limited Partnership

Dear Limited Partner:

         On May 15, 2002 we mailed to the Limited Partners of DiVall Income Properties 3 Limited Partnership (the "Partnership") a Consent Statement
soliciting the consent of the Limited Partners to a sale of all the Partnership's remaining properties and a subsequent liquidation of the Partnership. We inadvertently failed to file the Consent Statement with the Securities and Exchange Commission ("SEC") before its mailing to the Limited Partners.

         At the request of the SEC, we are notifying all Limited Partners of the Partnership that the Consent Statement was properly filed with the SEC on June 25, 2002. In addition, the period of time in which Limited Partners must respond to the Consent Statement in order to have their votes counted has been extended to August 20, 2002. With the exception of the extension of the time period referred to in the preceding sentence, all other information within the Consent Statement remains the same.

         Our recommendation to vote "FOR" the proposition has not changed. If you have previously voted by signing and mailing the Consent Card, no further action is required on your part. However, if you have not yet voted, a properly signed and completed consent card must now be received by the Tabulator on or before August 20, 2002.

         If you have any questions regarding these matters, please contact investor relations at The Provo Group, Inc., (800) 547-7686.


                                   THE PROVO GROUP, INC.,
                                   General Partner of DiVall Income Properties
                                   3 Limited Partnership